UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2006

SRS LABS, INC.

(Exact Name of registrant as specified in its charter)

Delaware	0-21123	33-0714264
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

2909 Daimler Street
Santa Ana, California		92705
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 442-1070

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On March 31, 2006, SRS Labs, Inc. (the “Company”) and Janet M. Biski, Vice President of the Company, entered into a Transition Agreement and General Release (the “Transition Agreement”) and Amendment No. 1 to Employment Agreement. Pursuant to the Transition Agreement, Ms. Biski’s status as an officer, employee and in all other capacities with the Company and its affiliates ended on March 31, 2006.

Under the Transition Agreement, Ms. Biski agreed to a general release of all claims against the Company and its affiliates. The Transition Agreement also contains other customary provisions including Ms. Biski’s statutory rights under the Older Workers Benefit Protection Act which permits Ms. Biski to revoke portions of the Transition Agreement, including the general release, within a seven day period after March 31, 2006. If Ms. Biski elects not to revoke such portions of the Transition Agreement, she will be entitled to receive pursuant to the Transition Agreement and Amendment No. 1 to Employment Agreement a transition payment in the gross amount of $150,000 (the “Transition Payment”), which is equal to nine months of her base salary, less deductions required by law, payable as follows: a single payment of $100,000 made within two business days after the expiration of six months commencing on the day after March 31, 2006 and, thereafter, the balance in six equal bi-monthly installments.

In connection with the Transition Agreement and Amendment No. 1 to Employment Agreement, Ms. Biski acknowledges that the Transition Payment shall be in lieu of, and shall satisfy, any and all rights she may have under her Employment Agreement with the Company accepted by Ms. Biski on November 11, 2002 (the “Employment Agreement”) and her Participation Agreement with the Company dated April 27, 2005 under the Company’s 2005 Change in Control Protection Plan (the “Participation Agreement”), both of which documents were cancelled as of March 31, 2006, except for any obligations in the Employment Agreement that continue after Ms. Biski's employment relationship with the Company and its affiliates ended.

The above-referenced descriptions of the Transition Agreement and the Amendment No. 1 to Employment Agreement are qualified in their entirety by reference to the copies of such agreements which are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 1.02.              Termination of a Material Definitive Agreement.

On March 31, 2006, the Employment Agreement and the Participation Agreement were terminated, except for any obligations in the Employment Agreement that continue after Ms. Biski’s employment relationship with the Company and its affiliates ended. The disclosure set forth above under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.02.

Item 9.01.              Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Transition Agreement and General Release dated March 31, 2006.

99.2	Amendment No. 1 to Employment Agreement dated March 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SRS LABS, INC.,
a Delaware corporation

Date: April 4, 2006	By:	/S/ ULRICH GOTTSCHLING
Ulrich Gottschling
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transition Agreement and General Release dated March 31, 2006.

99.2	Amendment No. 1 to Employment Agreement dated March 31, 2006.